                             YIELD TABLE - BOND A2

                             SETTLE AS OF 12/15/04

                 ------------------------------------------
                             BOND SUMMARY - BOND A2
                 ------------------------------------------
                 FIXED COUPON: 4.860            TYPE: Fixed
                     ORIG BAL: 244,696,000
                       FACTOR: 1.0000000
                  FACTOR DATE: 11/25/04  NEXT PMT: 12/25/04
                        DELAY: 24           CUSIP: 86359BR3
                 ------------------------------------------

--------------------------------------------------------------------------------------------------------
                        100 PSA               10 CPR                15 CPR                 20 CPR
--------------------------------------------------------------------------------------------------------
PRICE            YIELD     DURATION    YIELD     DURATION    YIELD     DURATION      YIELD     DURATION
-------------------------------------------------------------------------------------------------------

99-22            4.91        4.32      4.91        3.91      4.91        3.48        4.91        3.07
99-24            4.89                  4.89                  4.89                    4.89
99-26            4.88                  4.87                  4.87                    4.87
99-28            4.86                  4.86                  4.85                    4.84
99-30            4.85                  4.84                  4.83                    4.82
100-00           4.83        4.32      4.83        3.92      4.82        3.49        4.80        3.08
100-02           4.82                  4.81                  4.80                    4.78
100-04           4.81                  4.80                  4.78                    4.76
100-06           4.79                  4.78                  4.76                    4.74
100-08           4.78                  4.76                  4.75                    4.72
100-10           4.76        4.32      4.75        3.92      4.73        3.49        4.70        3.08
-------------------------------------------------------------------------------------------------------
AVERAGE LIFE           4.98                  4.49                  3.96                    3.47
FIRST PAY            11/25/08              10/25/06              02/25/06                11/25/05
LAST PAY             12/25/09              12/25/09              12/25/09                12/25/09
--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
                        25 CPR                30 CPR                40 CPR               50 CPR
--------------------------------------------------------------------------------------------------------
PRICE            YIELD     DURATION    YIELD     DURATION     YIELD     DURATION     YIELD     DURATION
-------------------------------------------------------------------------------------------------------

99-22            4.91        2.70      4.90        2.28       4.90        1.65       4.90        1.24
99-24            4.88                  4.88                   4.86                   4.85
99-26            4.86                  4.85                   4.83                   4.80
99-28            4.84                  4.82                   4.79                   4.75
99-30            4.81                  4.80                   4.75                   4.70
100-00           4.79        2.70      4.77        2.29       4.71        1.65       4.65        1.24
100-02           4.77                  4.74                   4.68                   4.60
100-04           4.74                  4.71                   4.64                   4.55
100-06           4.72                  4.69                   4.60                   4.50
100-08           4.70                  4.66                   4.56                   4.45
100-10           4.68        2.71      4.63        2.29       4.53        1.66       4.40        1.24
-------------------------------------------------------------------------------------------------------
AVERAGE LIFE          3.02                  2.53                     1.79                   1.32
FIRST PAY            08/25/05              07/25/05               04/25/05               03/25/05
LAST PAY             12/25/09              05/25/09               02/25/08               04/25/07
--------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------
TSY BM        3Mo         6Mo        2YR       3YR       5YR      10YR      30YR
---------------------------------------------------------------------------------

Yield        2.1451      2.3484    2.8891    3.1132    3.5022    4.1372    4.8226
Coupon                             2.5000    3.0000    3.5000    4.2500    5.3750
---------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
LIB BM        1YR          2YR       3YR       4YR       5YR       7YR      10YR      12YR      15YR       20YR     30YR
--------------------------------------------------------------------------------------------------------------------------

Yield        2.8300      3.2703    3.5082    3.7174    3.9041    4.2108    4.5447    4.7172    4.9107     5.0892    5.1811
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The above indicative value[s] are as of the date indicated and do not represent actual bids or offers by Lehman Brothers. There can be no assurance that actual trades could be completed at such value[s]. Discussions of the trade values in general, and firm price quotations and actual trade prices in particular, may vary significantly from these written estimated values as a result of various factors, which may include (but are not limited to) prevailing credit spreads, market liquidity, position size, transaction and financing costs, hedging costs and risks and use of capital and profit. These estimates may not be representative of any theoretical or actual internal valuations employed by us for our own purposes, may vary during the course of any particular day and may vary significantly from the estimates or quotations that would be given by another dealer. You should consult with your own accounting or other advisors as to the adequacy of this information for your purposes. As a condition for providing these estimates, you agree that Lehman Brothers makes no representation and shall have no liability in any way arising therefrom to you or any other entity for any loss or damage, direct or indirect, arising from the use of this information.

                                                                          Page 1